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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 ---------------
                                    FORM 8-K
                                 ---------------

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported: February 28, 2001

                                 ---------------

                              MCN ENERGY GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)


        MICHIGAN                     1-10070                   38-2820658
     (State or Other        (Commission File Number)        (I.R.S. Employer
     Jurisdiction of                                      Identification No.)
    Incorporation or
      Organization)

  500 GRISWOLD STREET,                                       (313) 256-5500
 DETROIT, MICHIGAN 48226                                (Registrant's Telephone
  (Address of Principal                                  Number, Including Area
   Executive Offices)                                            Code)
                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


      MCN Energy Group Inc., a Michigan corporation (the "Company"), announced on February 28, 2001 that it had entered into an amended and restated Agreement and Plan of Merger, dated as of October 4, 1999, as amended as of November 12, 1999 and as further amended as of February 28, 2001 (the "Amended and Restated Merger Agreement"), among the Company, DTE Energy Company, a Michigan corporation ("DTE") and DTE Enterprises, Inc., a Michigan corporation and wholly owned subsidiary of DTE ("Merger Sub"), pursuant to which the Company and Merger Sub will merge, with Merger Sub as the surviving corporation in the merger.

       The Amended and Restated Merger Agreement is attached hereto as an Exhibit and is incorporated herein by reference.

Item 7.  Exhibits.

      2. Agreement and Plan of Merger, dated as of October 4, 1999, as amended as of November 12, 1999 and as further amended as of February 28, 2001 by and among MCN Energy Group Inc., DTE Energy Company and DTE Enterprises, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2001

                                    MCN ENERGY GROUP INC.
                                        (Registrant)


                                    By /s/ Daniel L. Schiffer
                                       -------------------------------------
                                       Daniel L. Schiffer
                                       Senior Vice President,
                                       General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit      Description
Number
2.           Agreement and Plan of Merger, of October 4, 1999, as amended as of
             November 12, 1999 and as further amended as of February 28, 2001, by and among MCN Energy Group Inc., DTE Energy Company and DTE
             Enterprises, Inc.